Exhibit 99.3


                                WINDSORTECH, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

Contents
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                                                                          Page

Independent Auditors' Report...............................................1


Financial Statements

    Balance Sheet..........................................................2

    Statement Of Operations................................................3

    Statement Of Stockholders' Equity......................................4

    Statement Of Cash Flows................................................5

    Notes To Financial Statements.....................................6 - 14

                          Independent Auditors' Report





Board of Directors and Stockholders
Windsortech, Inc.
Hightstown, New Jersey


We have audited the accompanying balance sheet of Windsortech, Inc., an S Corporation, as of December 31, 2001 and the related statements of operations, stockholders' equity, and cash flows for the period from inception (August 10, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsortech, Inc. as of December 31, 2001 and the results of its operations and its cash flows for the initial period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rubin, Brown, Gornstein & Co. LLP

St. Louis, Missouri
January 16, 2002,
Except for Note 10, as to which the date is January 31, 2002

                                WINDSORTECH, INC.
--------------------------------------------------------------------------------


                                  BALANCE SHEET

                                December 31, 2001


                                     Assets
Current Assets
   Cash and cash equivalents                                     $    92,602
   Accounts receivable                                                51,483
   Accounts receivable - related party                                72,450
   Inventories                                                       277,908
   Prepaid expenses                                                   15,963
                                                                ---------------
         Total Current Assets

Property And Equipment, Net                                           35,146

Deposits                                                              39,287

Other Assets                                                             900
                                                                ---------------

                                                                   $ 585,739
                                                                ===============



                      Liabilities And Stockholders' Equity

Current Liabilities
   Current maturities of capital lease obligation                $     4,945
   Accounts payable                                                   67,564
   Accrued expenses                                                  136,400
   Notes payable - officers                                          156,000
                                                                ---------------
         Total Current Liabilities                                   364,909

Capital Lease Obligation                                               8,198
                                                                ---------------

         Total Liabilities                                           373,107
                                                                ---------------

Commitments And Contingencies (Notes 6 And 7)                             --

Stockholders' Equity
   Common shares: authorized 30,000,000 shares of $.01
      par value; 25,000,000 shares issued and outstanding            250,000
   Retained earnings (deficit)                                       (37,368)
                                                                ---------------
         Total Stockholders' Equity                                  212,632
                                                                ---------------

                                                                   $ 585,739
                                                                ===============


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See the accompanying notes to financial statements.                      Page 2

                                WINDSORTECH, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS

               For The Period From Inception to December 31, 2001














Revenue                                                         $ 1,524,848

Cost Of Sales                                                     1,266,808
                                                            -----------------

Gross Profit                                                        258,040

Selling, General And Administrative Expenses                        291,577

Depreciation And Amortization                                           934

Interest Expense                                                      2,897
                                                            -----------------

Net Loss                                                      $     (37,368)
                                                            =================



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See the accompanying notes to financial statements.                      Page 3

                                WINDSORTECH, INC.
--------------------------------------------------------------------------------
                        STATEMENT OF STOCKHOLDERS' EQUITY

               For The Period From Inception to December 31, 2001















                                    Common Stock                 Retained                   Total
                             ------------------------------      Earnings           Stockholders'
                                  Number            Amount      (Deficit)                  Equity
                             -------------- --------------- ----------------- ----------------------
Inception                             --      $         --   $         --           $          --

Net loss                              --                --        (37,368)                (37,368)

Issuance of common stock      25,000,000           250,000             --                 250,000
------------------------------------------- --------------- ----------------- ----------------------

Balance - December 31, 2001   25,000,000         $ 250,000      $ (37,368)              $ 212,632
=========================================== =============== ================= ======================


--------------------------------------------------------------------------------
See the accompanying notes to financial statements.                      Page 4

                                WINDSORTECH, INC.
--------------------------------------------------------------------------------
                             STATEMENT OF CASH FLOWS

               For The Period From Inception To December 31, 2001





Cash Flows From Operating Activities
   Net loss                                                             $   (37,368)
   Adjustments to reconcile net loss to net cash used in operating activities:
         Depreciation and amortization                                          934
         Changes in assets and liabilities:
            Increase in accounts receivable                                (123,933)
            Increase in inventories                                        (277,908)
            Increase in prepaid expenses                                    (15,963)
            Increase in deposits and other assets                           (40,187)
            Increase in accounts payable and accrued expenses               203,964
                                                                       ---------------
Net Cash Used In Operating Activities                                      (290,461)
                                                                       ---------------

Cash Used In Investing Activities
   Payments for property and equipment                                      (22,937)
                                                                       ---------------

Cash Flows From Financing Activities
   Proceeds from the issuance of common stock                               250,000
   Net proceeds from notes payable - officers                               156,000
                                                                       ---------------
Net Cash Provided By Financing Activities                                   406,000
                                                                       ---------------

Net Increase In Cash And Cash Equivalents                                    92,602

Cash And Cash Equivalents - Beginning Of Period                                  --
                                                                       ---------------

Cash And Cash Equivalents - End Of Year                                 $    92,602
                                                                       ===============

Supplemental Disclosure Of Cash Flow Information
   Interest paid                                                        $     2,897
                                                                       ---------------
   Noncash investing and financing activities (Note 9)


--------------------------------------------------------------------------------
See the accompanying notes to financial statements.                      Page 5

                                WINDSORTECH, INC.
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


1.       Summary Of Significant Accounting Policies

         Business Organization

         Windsortech, Inc. (the "Company"), was incorporated in August 2001 as a New Jersey corporation and commenced business operations on October 1, 2001. The Company operates out of a 38,000 square foot facility in New Jersey and has satellite sales and business development offices in Florida.

         The Company purchases off-lease and excess refurbished and as-is computer equipment and related products from a variety of sources including Fortune 1000 companies and leasing/finance companies. The Company remarkets those products to brokers, exporters, wholesalers, retailers, value added resellers, and individual and corporate end users. The Company also provides parts-on-demand services and brokerage of recyclable materials both nationally and internationally.

         Estimates

         The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue Recognition

         For product sales, the Company recognizes revenue in accordance with the applicable product's shipping terms. The Company does not experience significant product returns and, therefore, management is of the opinion that no allowance for sales returns is necessary. The Company provides limited warranties on some of its products. At December 31, 2001 a warranty reserve was not considered necessary.

         Cash And Cash Equivalents

         The Company considers all liquid instruments purchased with a maturity of three months or less to be cash equivalents.


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                                                                          Page 6
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WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)

         Inventories

         Inventories consist primarily of computer equipment, parts and related products, and are valued at the lower of cost (average cost) or market. Substantially all inventory items are finished goods. The Company closely monitors and analyzes inventory for potential obsolescence and slow-moving items on an item by item basis. Inventory items determined to be obsolete or slow moving are reduced to net realizable value.

         Property And Equipment

         Property and equipment is stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are charged against operations as incurred. Upon retirement or sale, any assets disposed are removed from the accounts and any resulting gain or loss is reflected in the results of operations. Capitalized values of property under leases are amortized over the life of the lease or the estimated life of the asset, whichever is less.

         Property  and  equipment  is   depreciated   or  amortized   using  the
         straight-line method over a 5-year period.

         Income Taxes

         The Company has elected S Corporation status under provisions of the Internal Revenue Code. As such, the Company is not liable for federal income taxes, but rather the stockholders include their distributive share of the taxable income of the Company on their personal income tax returns. Certain states do not recognize S Corporation status. The net provision for state taxes is not material to the financial statements, and is included in selling, general and administrative expenses.

         Fair Value Of Financial Instruments

         The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the relatively short maturity of these instruments. The carrying value of the capital lease obligation, including the current portion, approximates fair value based on the incremental borrowing rates currently available to the Company for financing with similar terms and maturities.


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                                                                          Page 7

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WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)

         Stock-Based Compensation

         The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and complies with the disclosure provisions of SFAS No. 123, Accounting for Stock-Based Compensation (Note 5). Under APB Opinion No. 25, compensation cost is recognized over the vesting period based on the difference, if any, on the date of grant between the fair value of the Company's stock and the amount an employee must pay to acquire the stock.

         Impact Of Recently Issued Accounting Standards

         In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 141, Business Combinations, and Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets. SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against these new criteria and may result in certain intangibles being included in goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a non-amortization approach to account for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and certain intangibles is more than its fair value. The provisions of each statement will be adopted by the Company on January 1, 2002. The Company does not expect that the adoption of SFAS No.'s 141 and 142 will have a material impact on its operations or financial position.

         In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This standard supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets to Be Disposed Of, and provides a single accounting model for long-lived assets to be disposed of. This standard significantly changes the criteria that would have to be met to classify an asset as held-for-sale. This distinction is important because assets to be disposed of are stated at the lower of their fair values or carrying amounts and depreciation is no longer recognized. The new rules will also supercede the provisions of APB Opinion No. 30, Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual


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                                                                          Page 8

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)

         and Infrequently Occurring Events and Transactions, with regard to reporting the effects of a disposal of a segment of a business and will require expected future operating losses from discontinued operations to be displayed in discontinued operations in the period in which the losses are incurred, rather than as of the measurement date as presently required by APB No. 30. This statement is effective for fiscal years beginning after December 15, 2001. The Company does not expect that the adoption of SFAS No. 144 will have a material impact on its operations or financial position.


2.       Property And Equipment

               Furniture and fixtures                        $ 16,437
               Equipment                                       18,143
                                                       -----------------
                                                               34,580
               Less:  Accumulated depreciation                   (934)
                                                       -----------------
                                                               33,646
               Construction in progress                         1,500
                                                       -----------------

                                                             $ 35,146
                                                       =================

         At December 31, 2001, equipment includes an asset acquired under a capital lease obligation in the amount of $18,143. Amortization expense of this capital lease asset is included in depreciation expense.

         Depreciation charged against income amounted to $934 for the period ended December 31, 2001.



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                                                                          Page 9

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)


3.       Capital Lease

         The Company leases certain equipment under a non-cancelable capital lease. The asset acquired under the lease has been capitalized and the related obligations included in capital lease obligation in the financial statements. The remaining future minimum lease payments at December 31, 2001 are due as follows:

               Year                                                Amount
               -----------------------------------------------------------

               2002                                               $ 5,817
               2003                                                 5,817
               2004                                                 2,908
               -----------------------------------------------------------
               Total future minimum lease payments                 14,542
               Less: Amount representing interest                   1,399
               -----------------------------------------------------------
               Present value of future minimum lease payments      13,143
               Less:  Current portion                               4,945
               -----------------------------------------------------------

                                                                  $ 8,198
               ===========================================================


4.       Notes Payable - Officers

         Notes payable - officers consists of cash advances which are unsecured and due on demand. Interest is accrued monthly at 12%.


5.       Stock-Based Compensation

         Stock Option Grants

         In October 2001, the Company granted 1,350,000 options to its shareholders and employees to acquire shares of its common stock at $0.01 per common share pursuant to individual option grants. The terms of the grants provided for immediate vesting, and the options may be exercised at any time for a period of ten years commencing October 1, 2001.


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                                                                         Page 10

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)


         A summary of stock option activity related to the Company's stock option grants are as follows:

                                                                 Exercise
                                                    Shares          Price
                                                ----------------------------


             Granted                             1,350,000            $ 0.01
             Exercised                                  --               --
             Forfeited                                  --               --
             Outstanding on December 31          1,350,000              0.01
             ---------------------------------------------------------------

             Exercisable on December 31          1,350,000            $ 0.01
             ===============================================================

         The  following   table   summarizes   information   about  the  options
outstanding at December 31, 2001:

                                                                                     Exercisable Stock
                                    Outstanding Stock Options                             Options
                        ---------------------------------------------------    ------------------------------

                                               Remaining
              Exercise                       Contractual          Exercise                          Exercise
                 Price          Shares              Life             Price             Shares          Price
             ------------------------------------------------------------------------------------------------
                 $0.01       1,350,000                10             $ .01          1,350,000         $ 0.01
             ================================================================================================

         The Company applies APB Opinion No. 25 and related Interpretations in accounting for all grants. Accordingly, no compensation cost has been recognized under these plans. Had compensation cost for these plans been determined based on the fair value at the grant dates for awards under these plans, consistent with the alternative method set forth under SFAS No. 123, Accounting for Stock-Based Compensation, the Company's net loss would have increased. The pro forma amounts are indicated below:

                        Net Loss
                            As reported                $ (37,368)
                            Pro forma                    (39,755)


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                                                                         Page 11

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)


         The weighted average per share fair value of the options granted was $0.002 for the period ended December 31, 2001. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                 Risk-free interest rates                         3.93%
                 Expected option lives                          5 years
                 Expected volatilities                               0%
                 Expected dividend yields                            0%


6.       Concentration Of Credit Risk

         Major Customers

         For the period from October 1, 2001 to December 31, 2001, sales to the Company's top ten customers (including sales to a related party - see
         Note 8) comprised 89.8% of revenue. These customers comprised 84.5% of the combined accounts receivable and accounts receivable - related party at December 31, 2001.


7.       Commitments And Contingencies

         Lease

         The Company has an operating lease on real property expiring in the year 2005. In addition to fixed rentals, the real property lease has an escalation clause that requires the Company to pay a percentage of common area maintenance, real estate taxes, and insurance.

         Rent expense and other charges totaled $48,255 for the period ended December 31, 2001.



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                                                                         Page 12

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)


         The approximate minimum payments required under the operating lease at December 31, 2001 are:

                Year                         Amount
                ---------------------------------------

                2002                      $ 154,000
                2003                        159,000
                2004                        163,000
                2005                        167,000
                2006                        128,000
                ---------------------------------------

                                          $ 771,000
                =======================================

         Purchases

         The Company purchases a majority of its products from a small number of suppliers. Approximately 59% of product purchases was from one vendor for the period ended December 31, 2001.


8.       Related Party Transactions

         The Company had sales to a customer related to two stockholders and officers of the Company. Sales for the period ended December 31, 2001 amounted to approximately $520,000. Accounts receivable from this customer amounted to $72,450 at December 31, 2001.


9.       Supplemental Cash Flow Information

         During 2001, the Company acquired equipment under a capital lease in the amount of $18,143. The amount financed by the capital lease obligation was $13,143.



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                                                                         Page 13

WINDSORTECH, INC.
--------------------------------------------------------------------------------
Notes To Financial Statements (Continued)


10.      Subsequent Event

         On December 3, 2001 the Company signed a Letter of Intent to merge with Delta States Oil, Inc. ("Delta"), a publicly owned company that has not engaged in any active business since May 1981, subject to the satisfaction of customary terms and conditions. On January 29, 2002 the Company entered into an Agreement and Plan of Merger with Delta whereby the Company would merge with and into Delta in a tax-free merger. The merger became effective on January 31, 2002, and the Company was merged with and into Delta and Delta changed its name to Windsortech, Inc., effective February 1, 2002.











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